                                                                EXHIBIT 10.11

                          REGISTRATION RIGHTS AGREEMENT

         This Rights Agreement dated as of September 5, 1997 (the "Effective Date") is entered into by and among Integrated Surgical Systems, Inc., a Delaware corporation (the "Company") and the individuals and entities listed on Exhibit A hereto (the "Sellers").

         WHEREAS, the Company and the Sellers have entered into a Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

         WHEREAS, the Company and the Sellers desire to provide for certain rights to the shares of capital stock of the Company has proposed to issue to the Sellers under the terms of the Purchase Agreement;

         WHEREAS, the Company and the Sellers desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

              "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

              "Common Stock" means the common stock, $.01 par value per share, of the Company.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

              "Registration Expenses" means the expenses described in Section
2.4.

              "Registrable Shares" means (i) the Purchase Price Shares and (ii) any other shares of Common Stock of the Company issued in respect of the Purchase Price Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events).

              "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              "Purchase Price Shares" shall have the meaning specified in
Section 1.2 of the Purchase Agreement.

              "Stockholders" means the Sellers and any persons or entities to whom the rights granted under this Agreement are transferred by any Sellers, their successors or assigns pursuant to Section 3 hereof.

2.       Registration Rights.

         2.1. Required Registration. The Company shall use its best efforts to become eligible to use Form S-3 (or any successor form relating to resale registration) on November 21, 1997, or as soon as thereafter as is possible. Upon becoming S-3 eligible, the Company shall then use its best efforts to effect the registration on Form S-3, or such successor form, for all Registrable Shares.

         2.2. Incidental Registrations.

              (a) Whenever the Company proposes to file a Registration Statement (except for the Registration Statement the Company currently has on file as of the Effective Date), prior to such filing it shall give written notice to all Stockholders of its intention to do so, and upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall cause all Registrable Shares which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder(s); provided, however, the Stockholders rights under Section 2.2 of this Agreement shall be subject and subordinate only to the registration rights held by those certain security holders of the Company pursuant to Section 3 of the Registration Rights Agreement dated December 21, 1995 (the "Existing Rights Agreement") by and among the Company and such certain security holders of the Company ("Existing Rights Holders").

              (b) In connection with any offering under this Section 2.2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting agreement to be executed in connection with such registration, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company or the Existing Rights Holders, as the case may be, subject and subordinate only to the rights of the Existing Rights Holders under Section 3 of the Existing Rights Agreement. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the Stockholders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect, subject only to the rights of the Existing Rights Holders under Section 3 of the Existing Rights Agreement. In the event of such a reduction in the number of shares to be included in the underwriting, all Stockholders of Registrable Shares who have requested registration shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares (or in any other proportion as agreed upon by such Stockholders) and if any such Stockholders would thus be entitled to include more shares than such Stockholders requested to be registered, the excess shall be allocated among such other requesting holders pro rata based on their ownership of Registrable Shares, subject only to the rights of the Existing Rights Holders under Section 3 of the Existing Rights Agreement. No other securities requested to be included in a registration for the account of anyone other than the Company or the Existing Rights Holders, as the case may be, and the Stockholders shall be included in a registration unless all Registrable Shares requested to be included in such registration are also included, subject and subordinate only to the rights of the Existing Rights Holders under Section 3 of the Existing Rights Agreement.

         2.3. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

              (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

              (b) with respect to the Registration Statement filed pursuant to
Section 2.1 of this Agreement, as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement and use its best efforts to keep such Registration Statement effective for the lesser of (i) a period of time necessary to permit the Stockholders to dispose of all of their Registrable Shares or (ii) September 5, 1999.

              (c) with respect to a Registration Statement filed pursuant to
Section 2.2 of this Agreement, as expeditiously as possible prepare and file with the Commission any amendments and supplements to such Registration Statement and the prospectus included in the

Registration Statement and use its best efforts to keep such Registration Statement effective for the lesser of (i) a period of time necessary to permit the Stockholders to dispose of all of their Registrable Shares or (ii) 90 days after the effective date of such Registration Statement.

              (d) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including the preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

              (e) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholder to consummate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder in such jurisdictions; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation in any jurisdiction.

         If the Company has delivered preliminary or final prospectuses to selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and shall return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholder shall be free to resume making offers of the Registrable Shares.

         2.4. Allocation of Expenses. The Company shall pay the Registration Expenses for the registrations pursuant to Section 2.1 and Section 2.2. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and one counsel for the selling Stockholders, out-of-pocket expenses of the Company and the underwriters, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions and fees of more than one counsel for the selling Stockholders. Such underwriting discounts and selling commissions shall be borne pro rata by the selling Stockholders in accordance with the number of their Registrable Shares included in such registration.

         2.5. Indemnification. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law the Company shall indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company shall reimburse each such seller, underwriter and controlling person for reasonable legal or any other expenses incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

         In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law, each seller of Registrable Shares, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made solely in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; and such seller shall reimburse the Company for reasonable legal or other expenses incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the obligations of any seller of Registrable Shares hereunder shall not exceed an amount equal to the proceeds to such seller of the Registrable Shares sold pursuant to the Registration Statement.

         An underwriter shall not be entitled to indemnification pursuant to this subsection in the event that it fails to deliver to any selling Stockholder any preliminary or final or revised prospectus, as required by the rules and regulations of the Commission. Finally, no indemnification shall be provided pursuant to this subsection in the event that any error in a preliminary prospectus of the Company is subsequently corrected in the final prospectus of the Company for a particular offering, and such final prospectus is delivered to all Sellers in the offering prior to the date of purchase of the securities.

         Each party entitled to indemnification under this Section 2.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         2.6. Indemnification with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

         2.7. Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

         2.8. Rule 144 Requirements. With a view to making available to the Stockholders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Stockholder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (at any time after it has become subject to the reporting requirements of the Exchange Act);

              (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

              (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         2.9. Termination. The provisions of this Section 2 shall terminate on the earlier of (i) the second anniversary of the Effective Date; or (ii) such time as all the Stockholders shall have disposed of their Registrable Shares.

3.       Transfers of Certain Rights.

         3.1. The rights granted to the Sellers may be transferred or succeeded to only by (i) any general or limited partner, officer or other affiliate of such Seller, or (ii) another Seller; provided, however, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned; and, provided, further, as a condition precedent to any such transfer, the transferee agrees in writing to be bound by and subject to all of the terms and conditions of this Agreement.

         3.2. A transferee to whom rights are transferred pursuant to this
Section 3 may not again transfer such rights to any other person or entity, other than as provided in paragraph (a) above.

4.       General.

         4.1. Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, by telecopier, by overnight mail or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

              If to the Company:

              Integrated Surgical Systems, Inc.
              829 West Stadium Lane
              Sacramento, California 95834

(or at such other address as may have been furnished in writing to the Sellers by the Company) with a copy to:

              Jack Becker, Esq.
              Snow Becker Krauss P.C.
              605 Third Avenue
              New York, New York 10158-0125

              If to a Seller, at its address set forth on Exhibit A to this Agreement (or at such other address as may have been furnished in writing to the Company by such Seller) with copy to:

              Michael Lytton, Esq.
              Palmer & Dodge LLP
              One Beacon Street
              Boston, Massachusetts 02108

         Notices provided in accordance with this Section 4 shall be deemed delivered upon personal delivery, receipt by telecopy or overnight mail, or 72 hours after deposit in the mail in accordance with the above.

         4.2. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         4.3. Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of not less than two-thirds of the Registrable Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         4.4. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.5. Captions. The captions of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

         4.6. Severability. Each provision of this Agreement shall be interpreted in such manner as to validate and give effect thereto to the fullest lawful extent, but if any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent so determined and such invalidity or unenforceability shall not affect the remainder of such provision or the remaining provisions of this Agreement.

         4.7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.



             [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the Company and the Sellers have executed and delivered this Agreement as an instrument under seal as of the date first above written.


                                       THE COMPANY:

                                       INTEGRATED SURGICAL SYSTEMS, INC.


                                       By: /s/ Ramesh Trivedi
                                           ------------------------------------
                                       Name:   Ramesh Trivedi
                                       Title:  President and Chief Executive
                                                 Officer

                                       THE SELLERS:

                                       FARIDEH DANEL



                                       By: /s/ Farideh Danel
                                           ------------------------------------



                                       FRANCIOS DANEL



                                       By: /s/ Francois Danel
                                           ------------------------------------



                                       GERARD HASCOET



                                       By: Gerard Hascoet
                                           ------------------------------------



                                       JEROME LEBON



                                       By: /s/ Jerome Lebon
                                           ------------------------------------

                                       JEAN-LUC BOULNOIS



                                       By: /s/ Jean-Luc Boulnois
                                           ------------------------------------


                                       FERNAND BADANO



                                       By: /s/ Fernand Badano
                                           ------------------------------------



                                       PIERRE WUERGLER



                                       By: /s/ Pierre Wuergler
                                           ------------------------------------
                                           (By Power of Attorney)



                                       GEORGES-HENRI MEYLAN



                                       By: /s/ Georges-Henri Meylan
                                           ------------------------------------



                                       ENZO FILIPINI



                                       By: /s/ Enzo Filipini
                                           ------------------------------------



                                       PIERRE ANGELO BOTTINELLI



                                       By: /s/ Pierre Angelo Bottinelli
                                           ------------------------------------
                                           (By Power of Attorney)

                                       GIULIO MERLANI


                                           /s/ Giulio Merlani
                                       By:____________________________________
                                           (By Power of Attorney)

                                       SERGE TSCHOPP


                                           /s/ Serge Tschopp
                                       By:____________________________________
                                           (By Power of Attorney)

                                       RAYMOND BORNAND


                                           /s/ Raymond Bornand
                                       By:____________________________________
                                           (By Power of Attorney)

                                       JACQUES-LOUIS AUDEMARS


                                           /s/ Jacques-Louis Audemars
                                       By:____________________________________
                                           (By Power of Attorney)

                                       MOHAMMED DIAB


                                           /s/ Mohammed Diab
                                       By:____________________________________


                                       GEMED S.A.


                                           /s/ Georges-Henri Meylan
                                       By:____________________________________
                                       Name:  Georges-Henri Meylan
                                       Title: President Directeur General

                                    EXHIBIT A

Seller Name                             Number of
and Address                             Registrable Shares
-----------                             ------------------

Farideh Danel                            80,643
Chemin des Bouts
38330 SAINT ISMIER
FRANCE


Francios Danel                           63,155
Chemin des Bouts
38330 SAINT ISMIER
FRANCE


Gerard Hascoet                          194,028
10 Avenue du Colonel Bonnet
75016 PARIS
FRANCE


Jerome Lebon                             33,917
6 rue Emile Zola
69002 LYON
FRANCE


Jean-Luc Boulnois                        28,717
17 Scott Road
Lexington, MA 02173
UNITED STATES


Fernand Badano                            5,431
4 allee Marcel Achard
69100 VILLEURBANNE
FRANCE

Pierre Wuergler                          27,003
c/o Credit Suisse
Paradeplatz 8
8070 ZURICH
SUISSE


Georges-Henri Meylan                     11,845
Route du Ruisseau 1
1348 LE BRASSUS
SUISSE


Enzo Filipini                            10,478
6803 CAMIGNOLO
SUISSE


Pierre Angelo Bottinelli                 10,478
Chemin des Trembles
1261 GENOLIER
SUISSE


Giulio Merlani                           10,478
Via Alla Chiesa
6932 BREGANZONA
SUISSE


Serge Tschopp                            10,478
Avenue des Cerisiers 45
1009 PULLY
SUISSE


Raymond Bornand                          10,478
Chemin du Cret 12
1110 MORGES
SUISSE

Jacques-Lois Audemars                     6,279
Valneige
1348 LE BRASSUS
SUISSE


Mohammed Diab                             2,619
11 Chemin des pecheurs
VOUVRY
SUISSE


GEMED S.A.                              113,328
Route de France 16
1348 LE BRASSUS
SUISSE

TOTAL:                                  619,355